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                                                                     Exhibit 2.2
                                                                     -----------


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-47473 of The PMI Group, Inc. on Form S-8 of our report dated June 23, 2000 appearing in the Annual Report on Form 11-K of the PMI Group, Inc. Savings and Profit Sharing Plan for the fiscal year ended December 31, 2000.



/s/ Deloitte & Touche LLP
San Francisco, California
June 25, 2001